UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2023

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Libera Gaming Operations, Inc. Consulting Agreement

On March 13, 2023 (the “Libera Effective Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Consulting and Services Agreement (the “Libera Consulting Agreement”) by and between the Company and Libera Gaming Operations, Inc., a Japanese corporation (“Libera”). Pursuant to the terms of the Libera Consulting Agreement, the Company agreed to provide Libera certain services, including the following (collectively, the “Libera Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for Libera;
(ii)	Assisting in the preparation of documentation for internal controls required for an initial public offering of de-SPAC or other Libera Fundamental Transaction (as defined in the Libera Consulting Agreement) by Libera;
(iii)	Providing support services to remove problematic accounting accounts upon listing;
(iv)	Translation of requested documents into English;
(v)	Attend and, if requested by Libera, lead meetings with Libera’s management and employees;
(vi)	Provide Libera with support services related to Libera’s NASDAQ listing;
(vii)	Conversion of accounting data from Japanese standards to U.S. GAAP;
(viii)	Services to remove problematic accounting accounts upon listing;
(ix)	Support for Libera’s negotiations with the audit firm;
(x)	Assist in the preparation of S-1 or F-1 filings;
(xi)	Creation of English web page; and
(xii)	Preparing an investor presentation/deck and executive summary of Libera’s operations.

In providing the Libera Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the Libera Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of Libera’s securities; participation in discussions between Libera and potential investors; assisting in structuring any transactions involving the sale of Libera’s securities; pre-screening of potential investors; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in Libera.

Pursuant to the terms of the Libera Consulting Agreement, Libera agreed to compensate the Company as follows in return for the provision of the Libera Services during the eight-month term:

(a)	$600,000, to be paid as follows: (i) $300,000 on the Libera Effective Date; (ii) $150,000 on the three-month anniversary of the Libera Effective Date; and (iii) $150,000 on the date that Libera first files a Form S-1, Form F-1, Form S-4, Form F-4 or any similar or replacement form with the SEC with respect to any transaction which is reasonably expected to result in the Libera Trigger Date (as defined in the Libera Warrant); and

(b)	Issuance by Libera to the Company of a warrant (the “Libera Warrant”), deemed fully earned and vested as of the Libera Effective Date, to acquire a number of shares of capital stock of Libera, to initially be equal to 3% of the fully diluted share capital of Libera as of the Libera Effective Date, subject to adjustment as set forth in the Libera Consulting Agreement and the Libera Warrant.

For any services performed by the Company beyond the Libera Term (as hereinafter defined), Libera will compensate the Company for Libera Services at the rate of $150 per hour, based on the hours spent by personnel of the Company.

The term of the Libera Consulting Agreement will continue until eight months after the Libera Effective Date, unless sooner terminated in accordance with the terms of the Libera Consulting Agreement (the “Libera Term”). The Libera Consulting Agreement may be terminated at any time by either party upon notice to the other party.

The foregoing description of the Libera Consulting Agreement is qualified in its entirety by reference to the Libera Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Libera Warrant

As provided in the Libera Consulting Agreement, on the Libera Effective Date, Libera issued the Libera Warrant to the Company. Pursuant to the terms of the Libera Warrant, the Company may, at any time (i) on or after the earlier of the date that either (a) Libera completes its first initial public offering of stock in the U.S. resulting in any class of Libera’s stock being listed for trading on any tier of the Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange (“NYSE”) or the NYSE American; (b) Libera consummates a merger or other transaction with a special purpose acquisition company (“SPAC”) wherein Libera becomes a subsidiary of the SPAC; or (c) Libera undertakes any other Libera Fundamental Transaction (the “Libera Trigger Date”); and (ii) on or prior to the close of business on the tenth anniversary of the Libera Trigger Date, exercise the Libera Warrant to purchase 2,970 shares of Libera’s common stock, which represents 3% of Libera’s issued and outstanding common stock as of the Libera Trigger Date, for an exercise price per share of $0.01, subject to adjustment as provided in the Libera Warrant. The number of shares for which the Libera Warrant will be exercisable will be automatically adjusted on the Libera Trigger Date to be 3% of the fully diluted number and class of shares of capital stock of Libera as of the Libera Trigger Date, following completion of the transactions which caused the Libera Trigger Date to be achieved. The Libera Warrant contains a 9.99% equity blocker.

The foregoing description of the Libera Warrant is qualified in its entirety by reference to the Libera Warrant, a copy of which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

ICheck Co., Ltd. Consulting Agreement

On March 13, 2023 (the “ICheck Effective Date”), the Company entered into a Consulting and Services Agreement (the “ICheck Consulting Agreement”) by and between the Company and ICheck Co., Ltd., a Japanese corporation (“ICheck”). Pursuant to the terms of the ICheck Consulting Agreement, the Company agreed to provide ICheck certain services, including the following (collectively, the “ICheck Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for ICheck;
(ii)	Assisting in the preparation of documentation for internal controls required for an initial public offering of de-SPAC or other ICheck Fundamental Transaction (as defined in the ICheck Consulting Agreement) by ICheck;
(iii)	Providing support services to remove problematic accounting accounts upon listing;
(iv)	Translation of requested documents into English;
(v)	Attend and, if requested by ICheck, lead meetings with ICheck’s management and employees;
(vi)	Provide ICheck with support services related to ICheck’s NASDAQ listing;
(vii)	Conversion of accounting data from Japanese standards to U.S. GAAP;
(viii)	Services to remove problematic accounting accounts upon listing;
(ix)	Support for ICheck’s negotiations with the audit firm;
(x)	Assist in the preparation of S-1 or F-1 filings;
(xi)	Creation of English web page; and
(xii)	Preparing an investor presentation/deck and executive summary of ICheck’s operations.

In providing the ICheck Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the ICheck Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of ICheck’s securities; participation in discussions between ICheck and potential investors; assisting in structuring any transactions involving the sale of ICheck’s securities; pre-screening of potential investors; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in ICheck.

Pursuant to the terms of the ICheck Consulting Agreement, ICheck agreed to compensate the Company as follows in return for the provision of the ICheck Services during the nine-month term:

(c)	$600,000, to be paid as follows: (i) $300,000 on the ICheck Effective Date; (ii) $150,000 on the three-month anniversary of the ICheck Effective Date; and (iii) $150,000 on the date that ICheck first files a Form S-1, Form F-1, Form S-4, Form F-4 or any similar or replacement form with the SEC with respect to any transaction which is reasonably expected to result in the ICheck Trigger Date (as defined in the ICheck Warrant); and

(d)	Issuance by ICheck to the Company of a warrant (the “ICheck Warrant”), deemed fully earned and vested as of the ICheck Effective Date, to acquire a number of shares of capital stock of ICheck, to initially be equal to 3% of the fully diluted share capital of ICheck as of the ICheck Effective Date, subject to adjustment as set forth in the ICheck Consulting Agreement and the ICheck Warrant.

For any services performed by the Company beyond the ICheck Term (as hereinafter defined), ICheck will compensate the Company for ICheck Services at the rate of $150 per hour, based on the hours spent by personnel of the Company.

The term of the ICheck Consulting Agreement will continue until nine months after the ICheck Effective Date, unless sooner terminated in accordance with the terms of the ICheck Consulting Agreement (the “ICheck Term”). The ICheck Consulting Agreement may be terminated at any time by either party upon notice to the other party.

The foregoing description of the ICheck Consulting Agreement is qualified in its entirety by reference to the ICheck Consulting Agreement, a copy of which is filed as Exhibit 10.3 hereto and which is incorporated herein by reference.

ICheck Warrant

As provided in the ICheck Consulting Agreement, on the ICheck Effective Date, ICheck issued the ICheck Warrant to the Company. Pursuant to the terms of the ICheck Warrant, the Company may, at any time (i) on or after the earlier of the date that either (a) ICheck completes its first initial public offering of stock in the U.S. resulting in any class of ICheck’s stock being listed for trading on any tier of Nasdaq, NYSE or the NYSE American; (b) ICheck consummates a merger or other transaction with a SPAC wherein ICheck becomes a subsidiary of the SPAC; or (c) ICheck undertakes any other ICheck Fundamental Transaction (the “ICheck Trigger Date”); and (ii) on or prior to the close of business on the tenth anniversary of the ICheck Trigger Date, exercise the ICheck Warrant to purchase 39,446 shares of ICheck’s common stock, which represents 3% of ICheck’s issued and outstanding common stock as of the ICheck Trigger Date, for an exercise price per share of $0.01, subject to adjustment as provided in the ICheck Warrant. The number of shares for which the ICheck Warrant will be exercisable will be automatically adjusted on the ICheck Trigger Date to be 3% of the fully diluted number and class of shares of capital stock of ICheck as of the ICheck Trigger Date, following completion of the transactions which caused the ICheck Trigger Date to be achieved. The ICheck Warrant contains a 9.99% equity blocker.

The foregoing description of the ICheck Warrant is qualified in its entirety by reference to the ICheck Warrant, a copy of which is filed as Exhibit 10.4 hereto and which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 16, 2023, the Company issued a press release providing an update regarding its Go IPO offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting and Services Agreement, dated as of March 13, 2023, by and between the registrant and Libera Gaming Operations, Inc.
10.2	Common Stock Purchase Warrant, dated March 13, 2023, issued by Libera Gaming Operations, Inc. to the registrant.
10.3	Consulting and Services Agreement, dated as of March 13, 2023, by and between the registrant and ICheck Co., Ltd.
10.4	Common Stock Purchase Warrant, dated March 13, 2023, issued by ICheck Co., Ltd. to the registrant.
99.1	Press release of the registrant issued on March 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: March 16, 2023	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer